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                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of Anchor National Life Insurance Company of our report dated November 9, 1998, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 22, 1999, relating to the financial statements of Variable Annuity Account One , which appear in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



         PricewaterhouseCoopers LLP
         Los Angeles, California
         March 23, 1999